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                                                            EXHIBIT 23.2
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                         INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference of our report dated February 6, 1997 accompanying the financial statements of American Educational Products, Inc. and Subsidiaries in the Form S-8 Registration Statement of American Educational Products, Inc.


/s/Hein + Associates LLP
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Hein + Associates, LLP

Denver, Colorado
March 13, 1998